UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 31, 2013

Stemline Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35619 (Commission File Number)	45-0522567 (IRS Employer Identification No.)

750 Lexington Avenue

Sixth Floor

New York, New York 10022

(Address of Principal Executive Offices)

(646)-502-2310

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act.

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐            Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 31, 2013, Stemline Therapeutics, Inc. (“Stemline”) amended its Certificate of Incorporation and Bylaws.  A description of the Restated Certificate of Incorporation (“Charter”) and the Amended and Restated Bylaws (“Bylaws”) is incorporated herein by reference from the prospectus filed by Stemline with the Commission on January 29, 2013 (see pages 155 – 157 under the heading “Description of Capital Stock”).  The Charter and Bylaws are filed as exhibits to this Form 8-K.

Item 9.01.             Financial Statements and Exhibits.

The following exhibits to this report shall be deemed filed under the Securities Exchange Act of 1934, as amended.

Exhibit Number	Description
3.1	Restated Certificate of Incorporation, dated January 31, 2013.

3.2	Amended and Restated Bylaws, dated January 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stemline Therapeutics, Inc.
(Registrant)

Date: February 6, 2013

	By:	/s/ Ivan Bergstein
Ivan Bergstein
Chairman, President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
3.1	Restated Certificate of Incorporation, dated January 31, 2013.

3.2	Amended and Restated Bylaws, dated January 31, 2013.